Exhibit 10.33
THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND
SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT OF DEBT
     This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT OF DEBT (this “Third Amendment”) is made and entered into this 18th day of January, 2011 (the “Effective Date”), by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the “Borrower”), FOREST CITY ENTERPRISES, INC., an Ohio corporation (the “Parent” or the “Guarantor”), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), PNC BANK NATIONAL ASSOCIATION, as Syndication Agent (the “Syndication Agent” and, together with the Agent, the “Agents”), BANK OF AMERICA, N.A., as Documentation Agent, and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the “Banks” and individually a “Bank”). Capitalized terms not otherwise defined herein shall have the respective meanings attributed to them in the Credit Agreement, as hereinafter defined and as amended by this Third Amendment.
WITNESSETH:
     WHEREAS, the Borrower, the Banks and the Agents have previously entered into that certain Second Amended and Restated Credit Agreement, dated as of January 29, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Second Amended and Restated Guaranty of Payment of Debt, dated as of March 4, 2010, and that certain Second Amendment to Second Amended and Restated Credit Agreement and Second Amended and Restated Guaranty of Payment of Debt, dated as of August 24, 2010 (as so amended, the “Credit Agreement”);
     WHEREAS, in connection with the Credit Agreement, the Parent made and entered into that certain Second Amended and Restated Guaranty of Payment of Debt in favor of the Agents and the Banks, dated as of January 29, 2010, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Second Amended and Restated Guaranty of Payment of Debt, dated as of March 4, 2010, and that certain Second Amendment to Second Amended and Restated Credit Agreement and Second Amended and Restated Guaranty of Payment of Debt, dated as of August 24, 2010 (as so amended, the “Guaranty”);
     WHEREAS, the Borrower, the Parent, the Banks and the Agents desire to make certain amendments to the Guaranty and the Credit Agreement to modify certain provisions thereof, subject to the terms and conditions contained herein; and
     WHEREAS, the Banks and the Agents are willing to enter into this Third Amendment, on the terms and conditions set forth herein, and such terms and conditions are agreeable to the Borrower and to the Parent;
     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:
     1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement shall be amended as follows:
          (a) Amendments to Definitions. The definitions of “Total Revolving Loan Commitments”, “2009 Convertible Senior Notes”, “2009 Convertible Senior Notes Indenture”, “2009 Puttable Senior Notes” and “2009 Puttable Senior Notes Indenture” set forth in Article I of the Credit Agreement are hereby deleted in their entirety and the following new definitions are inserted in Article I of the Credit Agreement in the appropriate alphabetical order:
     “Third Amendment” shall mean that certain Third Amendment to Second Amended and Restated Credit Agreement and Second Amended and Restated Guaranty of Payment of Debt dated as of January 18, 2011 by and among Borrower, Parent, Agent and the Banks party thereto.
     “Third Amendment Effective Date” shall mean the “Effective Date” as defined in the Third Amendment.
     “Total Revolving Loan Commitments” shall mean, as of any date of determination, the sum of the Commitments of each of the Banks, subject to reduction from time to time as provided in this Agreement. As of the Third Amendment Effective Date, the Total Revolving Loan Commitments is Four Hundred Seventy Million Three Hundred Thirty Five Thousand Eight Hundred Dollars ($470,335,800) and shall be unavailable to the extent of the Suspended Commitment then in effect pursuant to Section 2.01(c) hereof.
     “2009 Convertible Senior Notes” shall mean the convertible equity senior notes of the Parent issued on or about October 26, 2009, pursuant to the 2009 Convertible Senior Notes Indenture, subject to the terms of Section 9.10(h) of the Guaranty, in an original aggregate principal amount of Two Hundred Million Dollars ($200,000,000), together with any notes evidencing any Indebtedness incurred in connection with the refinancing of such senior notes in accordance with the terms of this Agreement and the Guaranty to the extent the proceeds of such Indebtedness are applied to the Retirement of such senior notes.
     “2009 Convertible Senior Notes Indenture” shall mean the Indenture dated as of October 26, 2009 between the Parent and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, relating to the 2009 Convertible Senior Notes, such Indenture to be subject to the terms of Section 9.10(h) of the Guaranty, together with any indenture relating to new notes which refinance any of the 2009 Convertible Senior Notes in accordance with the terms of this Agreement and the Guaranty.

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     “2009 Puttable Senior Notes” shall mean the puttable equity senior notes of the Parent issued on or about October 7, 2009, pursuant to the 2009 Puttable Senior Notes Indenture, subject to the terms of Section 9.10(h) of the Guaranty in an original aggregate principal amount of Two Hundred Million Dollars ($200,000,000), together with any notes evidencing any Indebtedness incurred in connection with the refinancing of such senior notes in accordance with the terms of this Agreement and the Guaranty to the extent the proceeds of such Indebtedness are applied to the Retirement of such senior notes.
     “2009 Puttable Senior Notes Indenture” shall mean the Indenture dated as of October 7, 2009 between the Parent and The Bank of New York Mellon Trust Company, N.A., as indenture trustee, relating to the 2009 Puttable Senior Notes, such Indenture to be subject to the terms of Section 9.10(h) of the Guaranty, together with any indenture relating to new notes which refinance any of the 2009 Puttable Senior Notes in accordance with the terms of this Agreement and the Guaranty.
          (b) Amendment to Section 2.02. Section 2.02 of the Credit Agreement shall be amended by adding a new clause (c) to the end of such Section, which new clause shall read as follows:
     “(c) Notwithstanding anything to the contrary contained in this Agreement or any Related Writing, a portion of the Total Revolving Loan Commitments equal to the collective amount of External Capital that would have been applied as a Commitment reduction pursuant to Section 9.8(a)(v) of the Guaranty (but without giving effect to the amendment to such section pursuant to the Third Amendment) from and after the Third Amendment Effective Date through and including March 31, 2011 (such collective amount being the “Suspended Commitment”) shall be unavailable to the Borrower until the Commitment Suspension Termination Date (as defined below). Within five (5) Cleveland Banking Days of each event generating External Capital that would increase the amount of the Suspended Commitment pursuant to the foregoing sentence, the Borrower shall notify the Agent in writing of the amount of such increase and upon receipt of such notification the amount of the Suspended Commitment then in effect shall be automatically increased by such amount. On the date the Borrower shall have effected a reduction of the Commitments and, if applicable, a prepayment of the Loans in accordance with to Section 9.8(a)(v) of the Guaranty and Section 5.07 of this Agreement (the “Commitment Suspension Termination Date”), this Section 2.02(c) and the Suspended Commitment shall be of no further force or effect. Nothing contained in this Section 2.02(c) shall eliminate or limit the obligation of Borrower to prepay the Loans pursuant to the last sentence of Section 5.07 of this Agreement.”

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     2. AMENDMENTS TO THE GUARANTY. The Guaranty shall be amended as follows:
          (a) Amendment to Section 9.8. Section 9.8 of the Guaranty shall be amended by adding the following new sentences to the end of subclause (a)(v) thereof:
          “Notwithstanding the foregoing, from and after the Third Amendment Effective Date through and including March 31, 2011, the obligation to apply fifty percent (50%) of External Capital generated during such period to the permanent reduction of the Total Revolving Loan Commitments and the prepayment of the Loans in accordance with this Section 9.8(a)(v) shall be suspended. From and after April 1, 2011, the foregoing suspension of the obligation to apply fifty percent (50%) of such External Capital to such reduction of the Total Revolving Loan Commitments and the prepayment of the Loans shall no longer be in effect such that any External Capital generated on or after the Third Amendment Effective Date shall be subject to the application of this Section 9.8(a)(v) without regard to the foregoing sentence; provided that, notwithstanding anything to the contrary in Section 5.07 of the Agreement, a permanent reduction of the Total Revolving Loan Commitments and, if applicable, a prepayment of the Loans in an amount equal to fifty percent (50%) of External Capital generated from and after the Third Amendment Effective Date through and including March 31, 2011, shall be effected on or before April 7, 2011.”
          (b) Amendment to Section 9.10(h). Section 9.10(h) of the Guaranty shall be amended by deleting subclause (ix) thereof in its entirety and inserting in lieu thereof the following new subclause (ix):
     “(ix) the terms and conditions of the Convertible Notes Hedge Transactions shall not be amended or modified without the prior written consent of the Required Banks; provided that no such prior written consent shall be required in connection with any amendment to the terms and conditions of the Convertible Notes Hedge Transactions for the purpose of either or both of the following: (A) limiting the counterparties’ termination rights with respect to the options relating to such of the 2009 Convertible Senior Notes as may be repurchased, exchanged, converted or repaid prior to the Maturity Date (as defined in the 2009 Convertible Senior Notes Indenture) or (B) permitting one counterparty thereto to terminate its position thereunder entirely, so long as the Guarantor shall receive from such counterparty, within three (3) Cleveland Banking Days of such termination, consideration deemed appropriate by the Guarantor for the portion of the Convertible Notes Hedge Transactions that would have otherwise remained in effect but for such counterparty’s full termination,”

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     3. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the Parent represents and warrants to the Agents and each of the Banks as follows:
          (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement and by the Parent in Section 7 of the Guaranty is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof.
          (b) REQUISITE AUTHORITY. Each of the Borrower and the Parent has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Third Amendment and each and every other agreement, certificate, or document required by or delivered contemporaneously with this Third Amendment. Each of the Borrower and the Parent has all requisite power and authority to perform its obligations under the Credit Agreement and the Guaranty, as applicable, as amended by this Third Amendment.
          (c) DUE AUTHORIZATION; VALIDITY. Each of the Borrower and the Parent has taken all necessary action to authorize the execution, delivery, and performance by it of this Third Amendment and every other instrument, document, and certificate relating hereto or delivered contemporaneously herewith and to authorize the performance of the Credit Agreement and the Guaranty, in each case as amended by this Third Amendment. This Third Amendment and each other document and agreement delivered contemporaneously herewith has been duly executed and delivered by the Borrower and the Parent and each of this Third Amendment and the Credit Agreement and the Guaranty, each as amended by this Third Amendment, is the legal, valid, and binding obligation of each of the Borrower and the Parent, enforceable against each of them in accordance with its respective terms.
          (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance by the Borrower or the Parent of this Third Amendment or any other instrument, document, and certificate relating hereto or delivered contemporaneously herewith and the transactions contemplated hereby or thereby or in connection with the performance of the Credit Agreement and the Guaranty, in each case as amended by this Third Amendment.
          (e) NO DEFAULTS. After giving effect to this Third Amendment, no event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default or Possible Default.
          (f) NO CONFLICTS; NO CREATION OF LIENS. Neither the execution and delivery of this Third Amendment nor the performance by the Borrower and the Parent of their respective obligations under this Third Amendment or the Credit Agreement or the Guaranty, in each case as amended by this Third Amendment, will violate the provisions of any applicable law or of any applicable order or regulations of any governmental authority having jurisdiction over the Parent or the Borrower or any of its Subsidiaries, or will conflict with the organizational documents of the Parent or the Borrower or any of their material permits, licenses or authorizations, or will conflict with or result in a breach of any of the terms, conditions or provisions of any restriction or of any agreement or instrument to which the Parent or the Borrower is now a party, or will constitute a default thereunder, or will result in the creation or

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imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries.
     4. CONDITIONS TO EFFECTIVENESS OF THIRD AMENDMENT.
          (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Third Amendment, prior to or concurrently with the Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments and consents provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agent and its counsel:
               (i) AMENDMENT. The Agent shall have received counterparts of this Third Amendment, executed and delivered by the Borrower, the Parent, the Agents, and the Required Banks.
               (ii) PAYMENT OF EXPENSES. On or before the Closing Date, the Borrower shall have paid to the Agents all costs, fees and expenses incurred by them through the Closing Date in the preparation, negotiation and execution of this Third Amendment (including, without limitation, the reasonable legal fees and expenses of McKenna Long & Aldridge LLP).
          (b) DEFINITION. The “Closing Date” shall mean the date this Third Amendment is executed and delivered by the Borrower, the Parent, the Required Banks and the Agents and all the conditions set forth in subsection (a) of this Section 4 have been satisfied or, in the case of subsection (a)(ii) above only, waived in writing by the Agent.
     5. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Third Amendment by the Agents and the Banks shall not (a) constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement, or the Parent under the Guaranty, in each case as in effect prior to the effectiveness of this Third Amendment or as amended hereby, (b) waive or release any Event of Default or Possible Default existing at any time, (c) give rise to any obligation on the part of the Agents and the Banks to extend, modify or waive any term or condition in the Credit Agreement, the Guaranty or any of the other Related Writings or consent to any transaction or event, or (d) give rise to any defenses or counterclaims to the right of the Agents and the Banks to compel payment of the Debt or to otherwise enforce their rights and remedies under the Credit Agreement, the Guaranty or any other Related Writing.
     6. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Third Amendment, all provisions of the Credit Agreement and the Guaranty continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement and the Guaranty shall be applicable to this Third Amendment. Nothing in this Third Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower and the Parent under the Credit Agreement, the Guaranty or any of the other Related Writings. Parent hereby acknowledges that it consents to this Third Amendment and each and every other agreement, certificate, or document required by

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or delivered contemporaneously with this Third Amendment and confirms and agrees that the Guaranty, as amended to the date hereof, is and shall remain in full force and effect with respect to the Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to this Third Amendment.
     7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier or .pdf file shall be effective as delivery of a manually executed counterpart of this Third Amendment.
     8. GOVERNING LAW. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio, without regard to its principles of conflict of laws.
     9. JURY TRIAL WAIVER. THE BORROWER, THE PARENT, THE AGENTS AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE PARENT, THE AGENTS AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THE CREDIT AGREEMENT, THE GUARANTY, THIS THIRD AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS THIRD AMENDMENT SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY ANY BANK’S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWER, THE PARENT AND THE BANKS, OR ANY THEREOF.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered as of the date set forth above, each by an officer thereunto duly authorized.

FOREST CITY RENTAL PROPERTIES CORPORATION
By:
Name:
Title:

FOREST CITY ENTERPRISES, INC.
By:
Name:
Title:

KEY BANK NATIONAL ASSOCIATION, individually and as Agent
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent
By:
Name:
Title:

BANK OF AMERICA, N.A., individually and as Documentation Agent
By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

FIFTH THIRD BANK
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

RBS CITIZENS, N.A. dba Charter One
By:
Name:
Title:

WELLS FARGO BANK, N.A., successor-by-merger to Wachovia Bank, N.A.
By:
Name:
Title:

THE BANK OF NEW YORK MELLON
By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK
By:
Name:
Title:

By:
Name:
Title:

BARCLAYS BANK PLC
By:
Name:
Title:

BMO HARRIS FINANCING, INC. (f/k/a CAPITAL MARKETS FINANCING, INC.)
By:
Name:
Title:

COMERICA BANK
By:
Name:
Title:

FIRSTMERIT BANK, N.A.
By:
Name:
Title: